SWINGLINE NOTE

$15,000,000                                    New York, New York
                                                         August 3,
1993
          FOR VALUE RECEIVED, the undersigned, ECKERD CORPORATION, a Delaware corporation (the Borrower ), hereby promises to pay _________________________ or registered assigns (the
Swingline
       Lender ), at its office at _________________________ or to such
       account of the Swingline Lender as specified by notice from the
       Swingline Lender to the Borrower, (a) on the last day of each Interest Period (as defined in the Credit Agreement dated as of
       June 14, 1993, as amended and restated as of August 3, 1994
(the
        Credit Agreement ), among the Borrower, the Lenders named therein (the Lenders ), Chemical Bank and NationsBank of Florida, N.A., as Managing Agents and as Swingline Lenders,
and
       Chemical Bank, as Administrative Agent), the aggregate unpaid principal amount of all Swingline Loans (as defined in the
Credit
       Agreement) made by the Swingline Lender to the Borrower pursuant to the Credit Agreement to which the Interest Period applies and
       (b) on the Revolving Credit Maturity Date (as defined in the Credit Agreement), the lesser of the principal sum of FIFTEEN MILLION Dollars ($15,000,000) and the aggregate unpaid principal
       amount of all Swingline Loans made to the Borrower by the Swingline Lender pursuant to the Credit Agreement, in lawful money of the United States of America in immediately available funds, and to pay interest from the date hereof on the principal
       amount hereof from time to time outstanding, in like funds, at said office, at the rate or rates per annum and payable on the dates provided in the Credit Agreement.

          The Borrower promises to pay interest, on demand, on any overdue principal and, to the extent permitted by law, overdue interest from their due dates at the rate or rates provided in the Credit Agreement.

          The Borrower hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever. The nonexercise by the
       holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

          This Note is issuable only in registered form. The holder hereof, by its acceptance of this Note, shall be deemed to have
       agreed to transfer this Note only on the terms provided in the Credit Agreement.

          All borrowings evidenced by this Note and all payments and prepayments of the principal hereof and interest hereon and the
       respective dates and maturity dates thereof and all purchases by the Lenders of any Swingline Loans evidenced hereby shall be endorsed by the holder hereof on the schedule attached hereto
and
       made a part hereof or on a continuation thereof that shall be attached hereto and made a part hereof, or otherwise recorded by
       such holder in its internal records; provided, however, that the failure of the holder hereof to make such a notation or any error in such a notation shall not affect the obligations of the Borrower under this Note.

          This Note is one of the Swingline Notes referred to in the Credit Agreement, which, among other things, contains provisions
       for the acceleration of the maturity hereof upon the happening of certain events, for optional and mandatory prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Credit Agreement, all upon the terms and conditions therein specified.
       This Note is secured as provided in the Credit Agreement. This Note shall be governed by, and construed in accordance with, the
       laws of the State of New York.

                                     ECKERD CORPORATION,

                                     By: /s/ MARTIN W. GLADYSZ

                                     Name: MARTIN W. GLADYSZ

                                     Title:  Vice President



                     LOANS, PAYMENTS AND LENDER PURCHASES

                                      Payments or
                                       Purchases    Unpaid     Name
of
                                      by Lenders    Principal  Person
        Amount     Maturity                         Balance    Making
Date    of Loan    Date     Principal Interest      of Note
Notation